UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 6, 2016

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.
1-9513	CMS ENERGY CORPORATION	38-2726431
(A Michigan Corporation)
One Energy Plaza
Jackson, Michigan 49201
(517) 788-0550

1-5611	CONSUMERS ENERGY COMPANY	38-0442310
(A Michigan Corporation)
One Energy Plaza
Jackson, Michigan 49201
(517) 788-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

CMS ENERGY CORPORATION

At the 2016 annual meeting of shareholders held on May 6, 2016, the shareholders of CMS Energy Corporation (“CMS Energy”) voted upon three proposals as described in the CMS Energy Proxy Statement dated March 24, 2016. The results of the shareholder votes are as follows.

1.              Proposal to elect twelve members to the CMS Energy Board of Directors. All of the nominees were elected with the votes for individual nominees as follows:

Number of Votes:

	For	Against	Abstentions	Broker non-votes

Jon E. Barfield	228,317,553	369,600	327,916	16,633,042
Deborah H. Butler	228,413,245	286,500	315,324	16,633,042
Kurt L. Darrow	215,630,142	13,052,843	332,084	16,633,042
Stephen E. Ewing	213,663,381	15,023,717	327,971	16,633,042
Richard M. Gabrys	224,348,067	4,336,932	330,070	16,633,042
William D. Harvey	215,629,116	13,057,896	328,057	16,633,042
Philip R. Lochner, Jr.	225,136,709	3,543,297	335,063	16,633,042
Patricia K. Poppe	228,241,659	446,376	327,034	16,633,042
John G. Russell	217,718,709	10,525,360	771,000	16,633,042
Myrna M. Soto	228,380,692	309,470	324,907	16,633,042
John G. Sznewajs	228,380,868	301,578	332,623	16,633,042
Laura H. Wright	228,433,618	263,371	318,080	16,633,042

2.              Non-binding advisory proposal to approve the compensation paid to CMS Energy’s named executive officers, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, was approved, with a vote as follows:

Number of Votes:

For	Against	Abstentions	Broker non-votes
211,969,497	16,485,793	559,779	16,633,042
93%	7%

3.              Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit CMS Energy’s financial statements for the year ending December 31, 2016 was approved, with a vote as follows:

Number of Votes:

For	Against	Abstentions	Broker non-votes
244,269,643	1,005,067	373,401	0

CONSUMERS ENERGY COMPANY

Consumers Energy Company (“Consumers Energy”) did not solicit proxies for the matters submitted to votes at the contemporaneous May 6, 2016 Consumers Energy annual meeting of shareholders. All 84,108,789 shares of Consumers Energy common stock held by CMS Energy were voted in favor of electing the above-named individuals as directors of Consumers Energy and in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit Consumers Energy’s financial statements for the year ending December 31, 2016.  None of the 373,148 shares of Consumers Energy preferred stock were voted at the Consumers Energy annual meeting of shareholders.

5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As announced on January 26, 2016, Patricia Poppe will succeed John Russell as CMS Energy and Consumers Energy president and chief executive officer, effective July 1.  On May 5, 2016, the Compensation Committee of the Board of Directors approved (i) a base salary for Poppe of $950,000 annually and (ii) an increase in her standard award percentage under the CMS Energy Incentive Compensation Plan to 100% of her base salary. These changes will be effective upon her assumption of her new positions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated:	May 6, 2016	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President, Corporate Secretary and
Chief Compliance Officer

CONSUMERS ENERGY COMPANY

Dated:	May 6, 2016	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President, Corporate Secretary and
Chief Compliance Officer